Note 6 - Premises and Equipment (Tables)	12 Months Ended
Dec. 31, 2019
Notes Tables
Property, Plant and Equipment [Table Text Block]
(Dollar amounts in thousands)	2019	2018

Land and land improvements	$2,920	$2,920
Building and leasehold improvements	15,836	15,377
Furniture, fixtures, and equipment	9,357	8,011
Financing right-of-use assets	4,012	-
Total premises and equipment	32,125	26,308
Less accumulated depreciation and amortization	14,251	13,305

Total premises and equipment, net	$17,874	$13,003